TRANSAMERICA IDEX MUTUAL FUNDS
TA IDEX Protected Principal Stock
Supplement dated October 12, 2007 to the Prospectus dated March 1, 2007, as previously supplemented
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The following is hereby added to the section entitled “Shareholder Information — Waivers And/Or Reductions Of Charges”:
Effective October 2, 2007, the Board of Trustees of the Fund approved a plan of liquidation and dissolution. Following shareholder approval, the Fund will be liquidated on or about November 29, 2007.
•	Prior to the proposed liquidation and dissolution of the TA IDEX Protected Principal Stock (the “Fund”), Fund shareholders, who owned shares on October 2, 2007, may wish to invest in other TA IDEX series. Class A, B and C shareholders may exchange their Fund shares for shares of the same class offered by another TA IDEX series without incurring any sales charge, and Class M shareholders are able to purchase Class A shares of other TA IDEX series with their Class M redemption proceeds without paying a sales charge. Upon consummation of the liquidation and dissolution, Fund shareholders will be able to direct the re-investment of the proceeds of the liquidation in the same class of shares of another TA IDEX series without paying any sales charges. Investors should consult the prospectuses of the other TA IDEX series in which they wish to invest prior to making their decision.
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Investors Should Retain This Supplement For Future Use